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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Western Wireless Corporation's previously filed Registration Statements, File No. 333-10421, File No. 333-18137, File No. 333-86437 and File No. 333-28959.



Arthur Andersen LLP


Seattle, Washington,

March 25, 2002